UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: December 31, 2022

Date of reporting period: December 31, 2022

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND III

PENN MUTUAL AM STRATEGIC INCOME FUND

PENN MUTUAL AM 1847 INCOME FUND

ANNUAL REPORT	DECEMBER 31, 2022

Investment Adviser: Penn Mutual Asset Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

The Funds file their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to their report on Form N-PORT (Form N-Q for filings prior to June 30, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to Fund securities during the most recent year ended December 31, is available (i) without charge, upon request, by calling 1-877-PMA-MLLC (877-762-6552); and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the 2022 report for the Penn Mutual AM Strategic Income Fund (the “Fund”) for the year ending December 31, 2022. Included is a summary of Fund management, strategy and performance, and a prospective outlook of the financial markets.

Surging inflation and global Central Banks’ response were the predominant economic stories during 2022. Inflation in the United States reached the highest levels since the early 1980’s. While economic growth stalled during the first half of the year as consumers adjusted to the inflationary environment, we experienced a growth rebound during the second half. The U.S. consumer entered the year with record strong balance sheets benefitting from the pandemic-driven government stimulus and full employment. Conversely, broad-based strength in consumer spending in 2022 led to a significant draw down in savings and the largest increase in credit card balances in more than 20 years.

The persistency and severity of the inflation spike forced Federal Reserve (the “Fed”) policymakers to tighten aggressively in response. Fed Chair Jerome Powell may now recognize failure ‘’is not an option” with the Fed’s fight against inflation. After four consecutive 75 basis points (“bps”) rate hikes from June to November, the Fed started the process to reduce the size of rate hikes with a 50 bps increase during its December meeting. An eventual pause in rate hikes is expected to occur during the first quarter of 2023 as labor market strength and high inflation begin to reverse course.

The broad investment-grade bond universe, measured by the Bloomberg U.S. Aggregate Bond Index, registered its steepest annual loss on record with an excess of 13% or more than four times the previous record loss of 2.9% in 1994. Treasury yields moved notably higher and the yield curve shifted deeper into inversion steadily throughout the year. The 10-year Treasury yields peaked in late October, approximately 275 bps above where they started the year.

Following a year of relative calm in 2021, credit markets also experienced heightened volatility last year. Investor concerns steadily increased as the Fed’s aggressive rate hiking campaign increased the odds of an economic downturn. The Fed’s aggressive tightening stance, including beginning to reduce the size of its balance sheet or “quantitative tightening” also weighed on valuations for agency mortgage-backed securities. The housing market is also feeling the pinch of higher mortgage rates and declining home affordability.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

The Fund performance generated a net total return of -3.79% for the year, trailing its 3-month LIBOR benchmark return of 2.42%. Detractors from results relative to benchmark included spread widening for corporate and securitized bond holdings and yield curve positioning.

Following historic and long-anticipated repricing of the bond market during the past twelve months, fixed income investors in 2023 are likely to benefit from a more attractive starting point for interest rates and credit spreads. We believe performance for high-quality fixed income assets will benefit from an eventual pause in the Fed’s aggressive monetary tightening as inflation and economic growth begin to weaken. We continue our focus on identifying the most attractive relative value opportunities across the fixed income markets in order to deliver solid risk-adjusted returns for investors.

We thank you for your investment in the Fund and look forward to helping you achieve your investment goals in the future.

Warm Regards,

Your Portfolio Management Team

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

Definition of Comparative Index And Other Investment Terms

The ICE 3-Month USD LIBOR Index is a benchmark rate produced for five currencies with 3-Month maturities. It provides an indication of the average rate at which a LIBOR contributor bank can obtain unsecured funding in the London interbank market for a given period, in a given currency. The performance results for the ICE 3-Month USD LIBOR Index are net of foreign income tax withholding.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide the 2022 report for the Penn Mutual AM 1847 Income Fund (the “Fund”) for the year ending December 31, 2022. Included is a summary of Fund management, strategy and performance, and a prospective outlook of the financial markets.

2022 was one of the most historic years on record for the markets. Both major stock and bond indexes declined more than 10% each – a rarity that has occurred only twice in the past 100 years (1931 and 1969). As a result, there was no place to hide even for traditionally conservative and risk aware investors. The aftermath of COVID-19 stimulus and ultra-low interest policy created a surge in inflation that we have not experienced since the 1970s. The Federal Reserve and global Central Banks responded stridently with significant rate hikes sending asset prices in a downward spiral. As we know, bond prices have a direct, inverse relationship with higher rates so their decline, while shocking to many, was a logical consequence. Equity valuations, which have a strong but more indirect tie to interest rates, also fell. The net result was investment portfolios, across asset class and category, experienced double digit declines.

Fortunately, the Penn Mutual AM 1847 Income Fund navigated this period much better than most. Entering 2022, the Fund held more than 20% in cash and had a significant underweight to bonds. Additionally, the Fund’s equity security selection was strong, bucking the market’s downward trend while actually gaining more than 10% for the full year. This outperformance led to a more modest overall decline of 4.29% for 2022. In comparison, the Morningstar Moderately Conservative Target Risk Total Return USD Index returned -13.85% during the same period. Overall, the Fund finished well ahead its benchmark and in the top-2nd percentile of its Morningstar category.

In 2021, we became extremely selective in such a low interest rate environment. We did not believe income investors were compensated enough from a yield and potential return standpoint relative to risk. This swift shift up in yields changed this yield to risk equation and as investors we took full advantage of the flexibility this investment process allows us. The Fund’s notable cash balance at the beginning of the year declined significantly, as we found numerous bonds trading well below par and with sufficient yields. As a result, the Fund’s asset allocation also experienced changes. By the end of 2022, the Fund held less than 5% in cash (down from 21% at the end of 2021); with 71% in fixed-income securities (up from 45%) and 24% in dividend paying common stock (down from 34%). As such, we saw bonds with better yields as an attractive area to invest in throughout 2022. Furthermore, the Fund maintained its focus on buying companies and securities that have strong balance sheets, many with even more cash than debt. Many

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

of these businesses are able to generate cash flow throughout a full economic cycle and are run by management teams that have made good capital allocation decisions historically. Identifying companies that have these three key attributes – balance sheet quality, free cash flow generation and strong management teams – should, over time, allow the Fund to continue to generate sustainable yield relative to risk for investors moving forward.

Overall, we were pleased with the Fund’s annual performance and positioning at year end. The equity allocation of the Fund is diversified across sectors and market capitalization, and each equity security in the portfolio presents an opportunity for significant total return upside. We also consider the dividend-paying companies to be sustainable; that is, covered by company operating cash flow with the potential to grow in the future. In the fixed income allocation, as interest rates rose, we identified value across the yield curve, resulting in an increase in duration to more normal levels. Additionally, our ongoing credit research assists with both an equity and fixed income inventory of potential opportunities, which we would look to act on if volatility rears its head once again in 2023.

The main takeaway from the Fund’s investment strategy is an opportunistic approach or, simply, trading activity should correlate with volatility. When prices in the investable universe decline, we are selectively opportunistic; and as prices move higher, we are patient.

We thank you for your investment in the Fund and look forward to helping you achieve your investment goals in the future.

Warm Regards,

Your Portfolio Management Team

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. Past performance is no guarantee of future results. Mutual fund investing involves risk, including possible loss of principal.

Definition of Comparative Index And Other Investment Terms

Morningstar Moderately Conservative Target Risk Total Return USD Index - The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Conservative Target Risk Index seeks approximately 40% exposure to global equity markets.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022
(Unaudited)

Comparison of Change in the Value of a $25,000 Investment in the Penn Mutual AM Strategic Income Fund, I Shares, versus the ICE 3-Month USD LIBOR Index.

	TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2022
	One Year Return	3 Year Return	Annualized Inception to Date*
Penn Mutual AM Strategic Income Fund, I Shares	-3.79%	1.08%	1.94%
ICE 3-Month USD LIBOR Index	2.42%	1.08%	1.52%

* The Penn Mutual AM Strategic Income Fund commenced operations on July 2, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022
(Unaudited)

Comparison of Change in the Value of a $25,000 Investment in the Penn Mutual AM 1847 Income Fund, I Shares, versus the Morningstar Moderately Conservative Target Risk Total Return USD Index.

	TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31, 2022
	One Year Return	Annualized Inception to Date*
Penn Mutual AM 1847 Income Fund, I Shares	-4.29%	4.74%
Morningstar Moderately Conservative Target Risk Total Return USD Index	-13.85%	-0.50%

* The Penn Mutual AM 1847 Income Fund commenced operations on July 31, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

†Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 37.1%

	Face Amount	Value
Communication Services — 1.2%
T-Mobile USA Callable 04/15/2026 @ $102 3.500%, 04/15/2031	$1,500,000	$1,295,699

Consumer Discretionary — 1.6%
Ford Motor Credit Callable 04/28/2027 @ $100 4.950%, 05/28/2027	1,000,000	932,900
Newell Brands Callable 10/01/2035 @ $100 5.625%, 04/01/2036	1,000,000	858,613

		1,791,513

Consumer Staples — 1.6%
Kraft Heinz Foods Callable 04/01/2039 @ $100 4.625%, 10/01/2039	2,000,000	1,754,465

Energy — 3.4%
Chesapeake Energy Callable 02/05/2024 @ $103 5.875%, 02/01/2029 (A)	1,500,000	1,421,228

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Energy — continued
Energy Transfer
7.125%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.306% (B)	$1,500,000	$1,252,500
Callable 05/15/2030 @ $100
Equities
Callable 10/04/2023 @ $100
5.678%, 10/01/2025	1,000,000	995,139

		3,668,867

Financials — 12.3%
Ashtead Capital
Callable 05/11/2032 @ $100
5.500%, 08/11/2032 (A)	2,000,000	1,912,939
First Maryland Capital II
Callable 02/06/2023 @ $100
5.290%, ICE LIBOR USD 3 Month + 0.850%, 02/01/2027	2,411,000	2,228,791
FXI Holdings
Callable 02/06/2023 @ $100
7.875%, 11/01/2024 (A)	1,500,000	1,246,995
MPT Operating Partnership
Callable 02/06/2023 @ $103
5.000%, 10/15/2027‡	2,000,000	1,681,060
New York Life Insurance
5.875%, 05/15/2033 (A)	1,750,000	1,805,859
OneMain Finance
8.250%, 10/01/2023	2,000,000	2,009,876
State Street
Callable 02/06/2023 @ $100
5.166%, ICE LIBOR USD 3 Month + 0.560%, 05/15/2028	2,750,000	2,510,335

		13,395,855

Health Care — 5.6%
Bristol-Myers Squibb
Callable 04/26/2029 @ $100
3.400%, 07/26/2029	619,000	572,849
Centene
Callable 12/15/2024 @ $102
4.625%, 12/15/2029	2,500,000	2,284,590
Health Care Service A Mutual Legal Reserve
Callable 03/01/2030 @ $100
2.200%, 06/01/2030 (A)	2,000,000	1,607,526

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Health Care — continued
Merck
Callable 09/07/2038 @ $100
3.900%, 03/07/2039	$1,900,000	$1,667,382

		6,132,347

Industrials — 5.0%
American Airlines Class B Pass Through Trust
3.950%, 07/11/2030	2,000,000	1,586,876
Boeing
Callable 11/01/2034 @ $100
3.250%, 02/01/2035	1,300,000	988,647
Delta Air Lines
4.500%, 10/20/2025 (A)	3,000,000	2,926,745

		5,502,268

Information Technology — 0.9%
Dell International
Callable 06/15/2041 @ $100
3.375%, 12/15/2041 (A)	1,500,000	1,004,590

Utilities — 5.5%
FirstEnergy
Callable 04/15/2027 @ $100
4.400%, 07/15/2027	2,000,000	1,860,497
Pacific Gas and Electric
Callable 06/01/2046 @ $100
4.000%, 12/01/2046	2,000,000	1,338,967
Vistra
7.000%, US Treas Yield Curve Rate T Note Const Mat 5 Yr + 5.740% (A) (B)	1,000,000	909,933
Callable 12/15/2026 @ $100
Vistra Operations
5.125%, 05/13/2025 (A)	2,000,000	1,955,440

		6,064,837

TOTAL CORPORATE OBLIGATIONS (Cost $45,099,110)		40,610,441

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

ASSET-BACKED SECURITIES — 28.1%

	Face Amount	Value
Other ABS — 16.8%
Benefit Street Partners CLO II, Ser 2017-IIA, Cl CR
Callable 01/15/2023 @ $100
7.779%, ICE LIBOR USD 3 Month + 3.700%, 07/15/2029 (A)	$1,500,000	$1,411,363
BSPRT Issuer, Ser 2021-FL6, Cl B
Callable 03/15/2023 @ $100
5.918%, ICE LIBOR USD 1 Month + 1.600%, 03/15/2036 (A)	1,500,000	1,376,739
Crestline Denali CLO XVI, Ser 2018-1A, Cl A
Callable 01/20/2023 @ $100
5.363%, ICE LIBOR USD 3 Month + 1.120%, 01/20/2030 (A)	2,500,000	2,455,343
Deerpath Capital CLO, Ser 2020-1A, Cl A1
5.929%, ICE LIBOR USD 3 Month + 1.850%, 04/17/2032 (A)	2,500,000	2,446,653
First Eagle BSL CLO, Ser 2020-1A, Cl C
Callable 01/20/2023 @ $100
8.593%, ICE LIBOR USD 3 Month + 4.350%, 01/20/2033 (A)	2,600,000	2,314,889
Halcyon Loan Advisors Funding, Ser 2017-3A, Cl C1R
Callable 01/22/2023 @ $100
6.975%, ICE LIBOR USD 3 Month + 2.650%, 10/22/2025 (A)	393,259	391,013
Mountain View CLO X, Ser 2018-10A, Cl CR
Callable 01/13/2023 @ $100
5.791%, ICE LIBOR USD 3 Month + 1.850%, 10/13/2027 (A)	1,805,000	1,774,786
OCP CLO, Ser 2021-13A, Cl DR
Callable 01/15/2023 @ $100
10.579%, ICE LIBOR USD 3 Month + 6.500%, 07/15/2030 (A)	2,000,000	1,799,632
Thunderbolt Aircraft Lease, Ser 2017-A, Cl B
Callable 04/15/2024 @ $100
5.750%, 05/17/2032 (A) (C)	1,608,291	1,151,217
Trinitas CLO XII, Ser 2020-12A, Cl C
Callable 01/25/2023 @ $100
7.358%, ICE LIBOR USD 3 Month + 3.000%, 04/25/2033 (A)	1,500,000	1,445,817

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Other ABS — continued
Trinitas CLO XIV, Ser 2020-14A, Cl D
Callable 01/25/2023 @ $100
8.658%, ICE LIBOR USD 3 Month + 4.300%, 01/25/2034 (A)	$2,000,000	$1,863,764

		18,431,216

Student Loan — 11.3%
ECMC Group Student Loan Trust, Ser 2019-1A, Cl A1A
Callable 06/25/2031 @ $100
2.720%, 07/25/2069 (A)	1,676,741	1,456,139
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
Callable 01/15/2028 @ $100
5.918%, ICE LIBOR USD 1 Month + 1.600%, 10/15/2031 (A)	2,250,000	2,226,567
Navient Private Education Loan Trust, Ser 2015-AA, Cl A3
Callable 06/15/2029 @ $100
6.018%, ICE LIBOR USD 1 Month + 1.700%, 11/15/2030 (A)	2,000,000	1,996,290
SLM Student Loan Trust, Ser 2014-2, Cl A3
Callable 10/25/2030 @ $100
4.979%, ICE LIBOR USD 1 Month + 0.590%, 03/25/2055	1,271,869	1,226,149
SMB Private Education Loan Trust, Ser 2015-C, Cl A3
Callable 01/15/2029 @ $100
6.268%, ICE LIBOR USD 1 Month + 1.950%, 08/16/2032 (A)	801,886	802,550
SMB Private Education Loan Trust, Ser 2015-C, Cl B
Callable 01/15/2029 @ $100
3.500%, 09/15/2043 (A)	3,660,000	3,441,289
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
5.768%, ICE LIBOR USD 1 Month + 1.450%, 02/17/2032 (A)	1,286,779	1,277,417

		12,426,401

TOTAL ASSET-BACKED SECURITIES (Cost $32,938,076)		30,857,617

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

MORTGAGE-BACKED SECURITIES — 20.6%

	Face Amount	Value
Agency Mortgage-Backed Obligations — 7.9%
FFCB
Callable 05/01/2023 @ $100
6.440%, 11/01/2032	$2,500,000	$2,496,188
FHLMC Multifamily Structured Pass - Through, Ser K043, Cl X3, IO
Callable 10/25/2024 @ $100
1.635%, 02/25/2043 (D)	20,425,000	620,266
FHLMC Multifamily Structured Pass - Through, Ser K106, Cl A1
Callable 02/25/2030 @ $100
1.783%, 10/25/2029	2,034,872	1,788,490
FHLMC, Ser 2016-4609, Cl QV
3.000%, 05/15/2044	4,020,000	3,783,155

		8,688,099

Non-Agency Mortgage-Backed Obligations — 12.7%
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl M1
Callable 01/25/2023 @ $100
3.269%, 11/25/2059 (A) (C)	1,150,000	983,917
FREMF Mortgage Trust, Ser K29, Cl C
Callable 05/25/2023 @ $100
3.465%, 05/25/2046 (A) (D)	2,000,000	1,983,014
FREMF Mortgage Trust, Ser K47, Cl C
Callable 05/25/2025 @ $100
3.586%, 06/25/2048 (A) (D)	3,000,000	2,825,175
FREMF Mortgage Trust, Ser K65, Cl B
Callable 07/25/2027 @ $100
4.077%, 07/25/2050 (A) (D)	2,650,000	2,466,727
FREMF Mortgage Trust, Ser K69, Cl B
Callable 10/25/2027 @ $100
3.727%, 10/25/2049 (A) (D)	2,635,000	2,398,238
JP Morgan Mortgage Trust, Ser 2017-1, Cl A11
Callable 07/25/2028 @ $100
3.449%, 01/25/2047 (A) (D)	677,840	582,245
Sequoia Mortgage Trust, Ser 2017-5, Cl A1
Callable 05/25/2028 @ $100
3.500%, 08/25/2047 (A) (D)	767,485	669,942

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Non-Agency Mortgage-Backed Obligations — continued
Sequoia Mortgage Trust, Ser 2021-5, Cl A5 2.000%, 07/25/2051 (A) (D)	$2,391,536	$2,006,363

		13,915,621

TOTAL MORTGAGE-BACKED SECURITIES (Cost $24,939,050)		22,603,720

PREFERRED STOCK — 2.7%

	Shares
Financials — 1.0%
Wells Fargo 4.750%,	60,000	1,099,200

Utilities — 1.7%
Duke Energy 5.625%,	80,000	1,824,000

TOTAL PREFERRED STOCK (Cost $3,651,000)		2,923,200

CONVERTIBLE BOND — 0.8%

	Face Amount
Consumer Discretionary — 0.8%
Carnival CV to 74.6714 5.750%, 12/01/2027 (A)	1,000,000	893,000

TOTAL CONVERTIBLE BOND (Cost $1,000,538)		893,000

U.S. TREASURY OBLIGATIONS — 9.3%

United States Treasury Bill
0.000% 11/02/2023 (E)	4,600,000	4,425,426

United States Treasury Inflation Indexed Bonds
1.000%, 02/15/2048	1,208,500	1,016,165

United States Treasury Notes
2.875%, 10/31/2023	700,000	689,527
1.875%, 08/31/2024	1,500,000	1,434,727
1.625%, 04/30/2023	1,150,000	1,139,309
1.375%, 09/30/2023	1,500,000	1,463,437

		4,727,000

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

U.S. TREASURY OBLIGATIONS — continued

Value
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,398,404)	$10,168,591

TOTAL INVESTMENTS — 98.6% (Cost $118,026,178)	$108,056,569

Percentages are based on Net Assets of $109,556,622.
‡	Real Estate Investment Trust
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of December 31, 2022 was $59,231,344 and represents 54.1% of Net Assets.

(B)	Perpetual security with no stated maturity date.
(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on December 31, 2022. The coupon on a step bond changes on a specified date.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Zero coupon security.

ABS — Asset-Backed Securities

BSL— Broadly Syndicated Loans

Cl — Class

CLO — Collateralized Loan Obligation

FFCB — Federal Farm Credit Banks

FHLMC — Federal Home Loan Mortgage Corporation

FREMF — Freddy Mac Multi-Family

ICE — Intercontinental Exchange

IO — Interest Only - face amount represents notional amount

LIBOR— London Interbank Offered Rate

Ser — Series

USD— U.S. Dollar

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND
DECEMBER 31, 2022

The open futures contracts held by the Fund at December 31, 2022, are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. 2-Year Treasury Note	35	Mar-2023	$7,169,868	$7,177,734	$7,867

Short Contracts
U.S. 5-Year Treasury Note	(22)	Mar-2023	$(2,374,070)	$(2,374,453)	$(383)
U.S. Ultra Long Treasury Bond	(54)	Mar-2023	(7,237,581)	(7,252,875)	(15,294)
Ultra 10-Year U.S. Treasury Note	(3)	Mar-2023	(355,330)	(354,844)	486

			(9,966,981)	(9,982,172)	(15,191)

			$(2,797,113)	$(2,804,438)	$(7,324)

The following is a summary of the level of inputs used as of December 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$40,610,441	$—	$40,610,441
Asset-Backed Securities	—	30,857,617	—	30,857,617
Mortgage-Backed Securities	—	22,603,720	—	22,603,720
Preferred Stock	2,923,200	—	—	2,923,200
Convertible Bond	—	893,000	—	893,000
U.S. Treasury Obligations	—	10,168,591	—	10,168,591

Total Investments in Securities	$2,923,200	$105,133,369	$—	$108,056,569

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$8,353	$–	$–	$8,353
Unrealized Depreciation	(15,677)	–	–	(15,677)

Total Other Financial Instruments	$(7,324)	$–	$–	$(7,324)

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022

SECTOR WEIGHTINGS (UNAUDITED)†

 †Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 44.3%

	Face Amount	Value
Communication Services — 3.8%
Activision Blizzard
Callable 03/15/2050 @ $100
2.500%, 09/15/2050	$1,040,000	$638,666
Alphabet
Callable 02/15/2060 @ $100
2.250%, 08/15/2060	571,000	321,666
Electronic Arts
Callable 08/15/2050 @ $100
2.950%, 02/15/2051	425,000	274,206
Callable 11/15/2030 @ $100
1.850%, 02/15/2031	337,000	264,877

		1,499,415

Consumer Discretionary — 9.9%
Graham Holdings
Callable 01/17/2023 @ $103
5.750%, 06/01/2026 (A)	1,169,000	1,148,659
Macy’s Retail Holdings
Callable 07/15/2041 @ $100
5.125%, 01/15/2042	250,000	163,358
Callable 08/15/2042 @ $100
4.300%, 02/15/2043	350,000	210,945
Macy’s Retail Holdings
7.000%, 02/15/2028	113,000	110,740

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Consumer Discretionary — continued
Murphy Oil USA
Callable 02/06/2023 @ $103
5.625%, 05/01/2027	$246,000	$238,868
Callable 09/15/2024 @ $102
4.750%, 09/15/2029	864,000	790,586
Service International
Callable 08/15/2025 @ $102
3.375%, 08/15/2030	1,433,000	1,164,896
Signet UK Finance
Callable 03/15/2024 @ $100
4.700%, 06/15/2024	100,000	97,000

		3,925,052

Consumer Staples — 3.3%
Ingles Markets
Callable 06/15/2026 @ $102
4.000%, 06/15/2031 (A)	1,559,000	1,311,181

Energy — 2.5%
Cheniere Energy
Callable 10/15/2023 @ $102
4.625%, 10/15/2028	514,000	464,588
Magnolia Oil & Gas Operating
Callable 01/17/2023 @ $102
6.000%, 08/01/2026 (A)	530,000	508,800

		973,388

Health Care — 10.5%
Hologic
Callable 02/06/2023 @ $102
4.625%, 02/01/2028 (A)	100,000	94,229
Callable 09/28/2023 @ $102
3.250%, 02/15/2029 (A)	205,000	176,033
Horizon Therapeutics USA
Callable 02/06/2023 @ $104
5.500%, 08/01/2027 (A)	800,000	821,200
Owens & Minor
Callable 09/15/2024 @ $100
4.375%, 12/15/2024	957,000	922,002
Regeneron Pharmaceuticals
Callable 03/15/2050 @ $100
2.800%, 09/15/2050	1,770,000	1,097,770

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Health Care — continued
Royalty Pharma
Callable 03/02/2050 @ $100
3.550%, 09/02/2050	$1,635,000	$1,044,852

		4,156,086

Industrials — 6.6%
Allegion US Holding
Callable 08/01/2024 @ $100
3.200%, 10/01/2024	24,000	23,079
Amphenol
Callable 06/15/2031 @ $100
2.200%, 09/15/2031	41,000	32,481
Emerson Electric
Callable 04/15/2050 @ $100
2.750%, 10/15/2050	1,000,000	645,473
Korn Ferry
Callable 02/06/2023 @ $102
4.625%, 12/15/2027 (A)	896,000	825,225
Mueller Water Products
Callable 06/15/2024 @ $102
4.000%, 06/15/2029 (A)	1,245,000	1,094,044

		2,620,302

Information Technology — 4.9%
Cadence Design Systems
Callable 07/15/2024 @ $100
4.375%, 10/15/2024	93,000	92,243
Keysight Technologies
Callable 07/30/2024 @ $100
4.550%, 10/30/2024	675,000	664,643
Skyworks Solutions
Callable 03/01/2031 @ $100
3.000%, 06/01/2031	649,000	509,031
VeriSign
Callable 02/06/2023 @ $102
4.750%, 07/15/2027	367,000	354,241
Callable 03/15/2031 @ $100
2.700%, 06/15/2031	400,000	325,767

		1,945,925

Materials — 2.8%
Compass Minerals International
Callable 05/15/2024 @ $100
4.875%, 07/15/2024 (A)	727,000	698,829

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Materials — continued
Freeport-McMoRan
Callable 08/14/2024 @ $100
4.550%, 11/14/2024	$410,000	$403,961

		1,102,790

TOTAL CORPORATE OBLIGATIONS (Cost $19,158,454)		17,534,139

COMMON STOCK — 24.7%

	Shares
Communication Services — 1.2%
Spok Holdings	59,203	484,873

Consumer Discretionary — 0.4%
Hasbro	2,350	143,374

Consumer Staples — 0.4%
Oil-Dri Corp of America	4,617	154,854

Energy — 4.4%
Evolution Petroleum	51,668	390,093
HF Sinclair	2,425	125,833
MPLX	7,540	247,614
Nordic American Tankers	66,500	203,490
RPC	29,586	263,019
Suncor Energy	5,890	186,890
Tenaris ADR	9,430	331,559

		1,748,498

Financials — 1.4%
Artisan Partners Asset Management, Cl A	8,750	259,875
Bank of New York Mellon	6,550	298,156

		558,031

Health Care — 2.5%
Koninklijke Philips	9,300	139,407
Novartis ADR	4,120	373,766
Sanofi-Aventis ADR	4,500	217,935
Utah Medical Products	2,300	231,219

		962,327

Industrials — 4.7%
Argan	13,280	489,766
Brady, Cl A	5,610	264,231
General Electric	2,300	192,717

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022

COMMON STOCK — continued

	Shares	Value
Industrials — continued
GrafTech International	42,000	$199,920
Healthcare Services Group	7,770	93,240
LSI Industries	26,540	324,850
Snap-on	1,265	289,040

		1,853,764

Information Technology — 3.8%
International Business Machines	2,725	383,925
NVE	6,413	415,242
Richardson Electronics	11,644	248,366
Spectris	12,650	456,349

		1,503,882

Materials — 5.4%
Chase	1,550	133,703
First Majestic Silver	45,280	377,635
Fortitude Gold	78,801	434,193
FutureFuel	65,444	532,060
Haynes International	4,300	196,467
Hexpol	18,000	188,820
Southern Copper	4,935	298,025

		2,160,903

Utilities — 0.5%
Vistra	8,705	201,956

TOTAL COMMON STOCK (Cost $9,190,679)		9,772,462

CONVERTIBLE BONDS — 22.4%

	Face Amount
Communication Services — 0.9%
Snap CV to 46.1233
0.750%, 08/01/2026	$400,000	338,800
0.250%, 05/01/2025	26,000	23,517

		362,317

Consumer Staples — 2.8%
Turning Point Brands CV to 18.6295
2.500%, 07/15/2024	1,250,000	1,107,686

Health Care — 12.1%
Halozyme Therapeutics CV to 12.9576
0.250%, 03/01/2027	1,305,000	1,263,403

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022

CONVERTIBLE BONDS — continued

	Face Amount	Value
Health Care — continued
Ionis Pharmaceuticals CV to 12.0075
0.125%, 12/15/2024	$1,256,000	$1,140,574
Jazz Investments I CV to 4.5659
1.500%, 08/15/2024	515,000	506,953
Ligand Pharmaceuticals CV to 4.0244
0.750%, 05/15/2023	1,256,000	1,222,245
Supernus Pharmaceuticals CV to 16.8545
0.625%, 04/01/2023	675,000	663,188

		4,796,363

Industrials — 1.1%
John Bean Technologies CV to 5.8958
0.250%, 05/15/2026	500,000	429,250

Information Technology — 5.5%
InterDigital CV to 12.3018
2.000%, 06/01/2024	1,274,000	1,217,466
Vishay Intertechnology CV to 31.8083
2.250%, 06/15/2025	1,015,000	979,578

		2,197,044

TOTAL CONVERTIBLE BONDS (Cost $9,068,973)		8,892,660

PREFERRED STOCK — 5.0%

	Shares
Consumer Discretionary — 1.0%
Garrett Motion 11.000%	44,986	391,378

Financials — 2.8%
Bank of America 4.375%	41,870	734,819
JPMorgan Chase 4.625%	20,000	376,800

		1,111,619

Utilities — 1.2%
UGI 7.250%	5,645	487,869

TOTAL PREFERRED STOCK (Cost $2,085,131)		1,990,866

TOTAL INVESTMENTS — 96.4% (Cost $39,503,237)		$38,190,127

Percentages are based on Net Assets of $39,598,187.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND
DECEMBER 31, 2022

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors”. The total value of such securities as of December 31, 2022 was $6,678,200 and represents 16.9% of Net Assets.

ADR — American Depositary Receipt

Cl — Class

CV — Convertible

The following is a summary of the level of inputs used as of December 31, 2022, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$17,534,139	$—	$17,534,139
Common Stock	9,772,462	—	—	9,772,462
Convertible Bonds	—	8,892,660	—	8,892,660
Preferred Stock	391,378	1,599,488	—	1,990,866

Total Investments in Securities	$10,163,840	$28,026,287	$—	$38,190,127

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

STATEMENTS OF ASSETS AND LIABILITIES

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Assets:
Investments, at Value (Cost $118,026,178 and $39,503,237)	$108,056,569	$38,190,127
Foreign Currency, at Value (Cost $– and $3,611)	–	3,693
Interest Receivable	926,096	238,933
Cash Pledged as Collateral for Futures Contracts	399,814	–
Cash	271,791	1,249,958
Variation Margin Receivable	29,078	–
Reclaim Receivable	–	3,815
Due from Adviser	–	4,598
Prepaid Expenses	10,178	12,266

Total Assets	109,693,526	39,703,390

Liabilities:
Due to Adviser	41,929	–
Audit Fees Payable	26,000	26,000
Payable for Legal Fees	16,161	5,935
Due to Transfer Agent	10,193	7,501
Printing Expense Payable	9,899	3,635
Due to Administrator	8,386	8,494
Payable for Variation Margin	5,469	–
Chief Compliance Officer Fees Payable	2,078	763
Trustees Fees Payable	34	13
Payable for Capital Shares Redeemed	–	45,028
Other Accrued Expenses	16,755	7,834

Total Liabilities	136,904	105,203

Net Assets	$109,556,622	$39,598,187

Net Assets Consist of:
Paid-in Capital	$120,297,219	$42,224,992
Total Accumulated Loss	(10,740,597)	(2,626,805)

Net Assets	$109,556,622	$39,598,187

Class I Shares:
Net Assets	109,556,622	39,598,187
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	12,314,172	4,198,231
Net Asset Value, Offering and Redemption Price Per Share (Net Assets/Shares Outstanding)	$8.90	$9.43

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

STATEMENTS OF OPERATIONS

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund
Investment Income:
Interest Income	$4,272,102	$961,046
Dividend Income	240,497	481,117
Less: Foreign Taxes Withheld	–	(6,662)

Total Investment Income	4,512,599	1,435,501

Expenses:
Investment Advisory Fees	501,815	167,039
Administration Fees	100,365	100,010
Trustees’ Fees	21,172	6,744
Chief Compliance Officer Fees	7,436	4,364
Legal Fees	49,146	15,854
Transfer Agent Fees	45,882	32,163
Registration Fees	28,911	27,549
Audit Fees	27,220	27,220
Printing Fees	24,533	10,467
Pricing Fees	21,600	8,921
Custodian Fees	2,787	2,748
Insurance and Other Expenses	32,182	10,265

Total Expenses	863,049	413,344

Less:
Waiver of Investment Advisory Fees	–	(167,039)
Reimbursement by Investment Adviser	–	(5,901)

Net Expenses	863,049	240,404

Net Investment Income	3,649,550	1,195,097

Net Realized Loss on Investments	(1,076,496)	(1,243,765)
Net Realized Gain on Futures Contracts	3,521,667	–
Net Realized Loss on Forward Foreign Currency Contracts and Foreign Currency Transactions	–	(8)

Net Realized Gain (Loss)	2,445,171	(1,243,773)

Net Change in Unrealized Depreciation on Investments	(10,891,887)	(1,584,126)
Net Change in Unrealized Appreciation on Futures Contracts	236,042	–
Net Change in Unrealized Appreciation on Forward Foreign Currency Contracts	–	82

Net Change in Unrealized Loss	(10,655,845)	(1,584,044)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

	Penn Mutual AM Strategic Income Fund	Penn Mutual AM 1847 Income Fund

Net Realized and Unrealized Loss	(8,210,674)	(2,827,817)

Net Decrease in Net Assets Resulting from Operations	$(4,561,124)	$(1,632,720)

    Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net Investment Income	$3,649,550	$2,732,522
Net Realized Gain	2,445,171	3,719,643
Net Change in Unrealized Depreciation	(10,655,845)	(3,598,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,561,124)	2,853,608

Distributions	(6,653,848)	(5,626,525)

Return of Capital	—	(2,655,075)

Total Distributions	(6,653,848)	(8,281,600)

Capital Share Transactions:

I Shares:
Issued	20,000	119,655
Reinvestment of Distributions	6,653,847	8,281,600
Redeemed	(8,953,919)	(44,095)

Net Increase (Decrease) in Net Assets from Share Transactions	(2,280,072)	8,357,160

Total Increase (Decrease) in Net Assets	(13,495,044)	2,929,168

Net Assets:
Beginning of Year	123,051,666	120,122,498

End of Year	$109,556,622	$123,051,666

Shares Issued and Redeemed:

I Shares:
Issued	2,079	11,558
Reinvestment of Distributions	728,795	823,068
Redeemed	(929,026)	(4,281)

Net Increase/(Decrease) in Shares Outstanding from Share Transactions	(198,152)	830,345

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net Investment Income	$1,195,097	$659,698
Net Realized Gain (Loss)	(1,243,773)	2,289,316
Net Change in Unrealized Depreciation	(1,584,044)	(773,036)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,632,720)	2,175,978

Distributions	(1,257,589)	(3,011,048)

Return of Capital	—	(134,592)

Total Distributions	(1,257,589)	(3,145,640)

Capital Share Transactions:

I Shares:
Issued	16,639,678	2,972,209
Reinvestment of Distributions	1,257,447	3,145,457
Redeemed	(797,561)	(1,478,005)

Net Increase in Net Assets from Share Transactions	17,099,564	4,639,661

Total Increase in Net Assets	14,209,255	3,669,999

Net Assets:
Beginning of Year	25,388,932	21,718,933

End of Year	$39,598,187	$25,388,932

Shares Issued and Redeemed:

I Shares:
Issued	1,650,986	261,484
Reinvestment of Distributions	134,563	300,472
Redeemed	(80,871)	(128,921)

Net Increase in Shares Outstanding from Share Transactions	1,704,678	433,035

      Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year or Period

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
I Shares	2022	2021	2020	2019	2018*
Net Asset Value, Beginning of Year/Period	$9.83	$10.28	$10.13	$9.84	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.31	0.23	0.23	0.24	0.12
Net Realized and Unrealized Gain (Loss)	(0.68)	0.01	0.25	0.32	(0.13)

Total from Operations	(0.37)	0.24	0.48	0.56	(0.01)

Dividends and Distributions:
Net Investment Income	(0.31)	(0.25)	(0.25)	(0.25)	(0.12)
Net Realized Gain	(0.25)	(0.22)	(0.08)	(0.02)	(0.03)
Return of Capital	—	(0.22)	—	—	—^

Total Dividends and Distributions	(0.56)	(0.69)	(0.33)	(0.27)	(0.15)

Net Asset Value, End of Year/Period	$8.90	$9.83	$10.28	$10.13	$9.84

Total Return†	(3.79)%	2.36%	4.89%	5.65%	(0.10)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$109,557	$123,052	$120,122	$114,507	$107,887
Ratio of Expenses to Average Net Assets	0.77%	0.75%	0.74%	0.78%	0.86%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.77%	0.75%	0.74%	0.78%	0.92%**
Ratio of Net Investment Income to Average Net Assets	3.27%	2.24%	2.25%	2.38%	2.48%**
Portfolio Turnover Rate	82%	96%	175%	83%	21%***

(1)	Calculated using average shares.

*	Commenced operations on July 2, 2018.

**	Annualized

***	Not Annualized

^	Amount is less than $0.005.

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
1847 INCOME FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Year or Period

	Year	Year	Period
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
I Shares	2022	2021	2020*
Net Asset Value, Beginning of Year/Period	$10.18	$10.54	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.31	0.30	0.08
Net Realized and Unrealized Gain (Loss)	(0.75)	0.72	0.57

Total from Operations	(0.44)	1.02	0.65

Dividends and Distributions:
Net Investment Income	(0.31)	(0.47)	(0.08)
Net Realized Gain	—	(0.85)	(0.03)
Return of Capital	—	(0.06)	—

Total Dividends and Distributions	(0.31)	(1.38)	(0.11)

Net Asset Value, End of Year/Period	$9.43	$10.18	$10.54

Total Return†	(4.29)%	9.78%	6.47%

Ratios and Supplemental Data

Net Assets, End of Year/Period (Thousands)	$39,598	$25,389	$21,719
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.88%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.11%	1.32%	1.95%**
Ratio of Net Investment Income to Average Net Assets	3.22%	2.61%	1.97%**
Portfolio Turnover Rate	77%	97%	40%***

(1)	Calculated using average shares.

*	Commenced operations on July 31, 2020.

**	Annualized

***	Not Annualized

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “-” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 65 funds. The financial statements herein are those of the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (the “Funds”). The investment objective of the Penn Mutual AM Strategic Income Fund is to seek attractive risk-adjusted total return through a combination of income and capital appreciation. The investment objective of the Penn Mutual AM 1847 Income Fund is to seek current income and, secondarily, total return consistent with the preservation of capital. The Funds are classified as a diversified investment company. Penn Mutual Asset Management, LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer I Shares. The Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund commenced operations on July 2, 2018 and July 31, 2020, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trust’s fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are required to be fair valued under the 1940 Act.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund’s investment adviser to perform fair-value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair-value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022.

Effective September 8, 2022, and pursuant to the requirements of Rule 2a-5, the Trust’s Board of Trustees (the “Board”) designated the Legal & General Investment Management America, Inc., (the “Adviser”) as the Board’s valuation designee to perform fair-value determinations for the Funds through a Fair Value Committee (the “Committee”) established by the Adviser and approved new Adviser Fair Value

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

Procedures for the Funds. Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board and were implemented through a Fair Value Committee designated by the Board.

Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of December 31, 2022, there were no fair valued securities.

Futures contracts that are traded on an exchange are valued at their last reported sales price as of the valuation date.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.); and

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

●	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended December 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — The Penn Mutual AM Strategic Income Fund utilized futures contracts during the year ended December 31, 2022. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of December 31, 2022.

For the year ended December 31, 2022, the average quarterly notional amount of futures contracts held were as follows:

Penn Mutual AM Strategic Income Fund:

Average Quarterly Market Value Balance Long	$10,106,531
Average Quarterly Market Value Balance Short	$(13,627,900)

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds distribute their net investment income monthly. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Options Written/Purchased — The Funds may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period for American options and only at the expiration date for European options. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period for American options and only at the expiration date for European options. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. Any realized or unrealized gains (loss) during the period are presented on the Statements of Operations. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

For the year ended December 31, 2022, the Funds did not hold any option contracts.

Swap Contracts — The Funds are authorized to enter into swap contracts, including total return swaps and equity swap contracts. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument — which may be a single asset, a pool of assets or an index of assets — during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Fund may have open at year end. Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swap contracts outstanding at year end, if any, are listed on the Schedule of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Fund’s custodian. At December 31, 2022, the Funds did not hold swap contracts.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Fund’s ability to use leverage and reduce investment returns. In addition, if the Fund cannot locate a counterparty willing to enter into transactions with the Fund, it will not be able to implement its investment strategy.

3. Derivative Transactions:

The Penn Mutual AM Strategic Income Fund held derivatives throughout the year with only one type of exposure to interest rate risk on derivatives, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

The fair value of derivative instruments as of December 31, 2022, is as follows:

Penn Mutual AM Strategic Income Fund
	Asset Derivatives				Liability Derivatives
	Statements of Assets and				Statements of Assets and
	Liability Location	Fair Value			Liability Location	Fair Value
Interest Rate contracts	Unrealized appreciation on Futures Contracts	$8,353	*	Interest Rate contracts	Unrealized depreciation on Futures Contracts	$15,677	*

		$8,353				$15,677

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/ or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended December 31, 2022, the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund paid $100,365 and $100,010, respectively for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

6. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to each of the Funds at a fee calculated at an annual rate of 0.45% of the Funds’ average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

Penn Mutual AM Strategic Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the Fund’s average daily net assets until May 31, 2023 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2023. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2022, there were no fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement.

Penn Mutual AM 1847 Income Fund:

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquire fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the Fund’s average daily net assets until May 31, 2023 (the “contractual expense limit”). This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2023. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. As of December 31, 2022, fees which were previously waived and/or reimbursed to the Fund by the Adviser, which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed were $63,069, expiring in 2023, $168,426, expiring in 2024 and $172,940, expiring in 2025.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the year ended December 31, 2022, were as follows:

			U.S.	U.S. Government
		Sales and	Government	Sales and
	Purchases	Maturities	Purchases	Maturities
Penn Mutual AM Strategic Income Fund	$69,211,255	$70,867,284	$9,411,738	$9,989,223
Penn Mutual AM 1847 Income Fund	45,499,548	25,253,609	19,978	20,184

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. The permanent differences are primarily related to distribution reclassification, investments in perpetual bonds, partnership, REITS income reclassification to capital gain, foreign currency gain/loss and paydown gain/loss reclassification, and amortization adjustment on bond premium reclassification. There is no permanent difference in the current year that would require a charge or credit to distributable earnings and Paid-in capital accounts.

The tax character of dividends or distributions declared during the years ended December 31, 2022 and December 31, 2021:

		Ordinary		Long-Term		Return of
		Income		Capital Gain		Capital		Total
Penn Mutual AM Strategic Income Fund
2022	$	5,185,352	$	1,468,496	$	—	$	6,653,848
2021		4,640,438		986,087		2,655,075		8,281,600
Penn Mutual AM 1847 Income Fund
2022	$	1,257,589	$	—	$	—	$	1,257,589
2021		2,536,643		474,405		134,592		3,145,640

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

At December 31, 2022, the components of Accumulated Loss on a tax basis were as follows:

	Penn Mutual AM
	Strategic Income	Penn Mutual AM
	Fund	1847 Income Fund
Undistributed Ordinary Income	$36,182	$58,327
Post October Capital Losses Deferred	(770,217)	(33,067)
Capital Loss Carryforwards	–	(1,256,978)
Unrealized Depreciation	(10,022,893)	(1,395,089)
Other Temporary Differences	16,331	2

Total Net Accumulated Loss	$(10,740,597)	$(2,626,805)

Post October capital losses represent capital losses realized on investment transactions from November 1, 2022 through December 31, 2022, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

The other temporary differences in the current year/period are primarily attributable to treasury straddle loss deferral.

As of December 31, 2022, the Penn Mutual AM 1847 Income Fund had $1,256,978 in short-term capital loss carryforwards.

For Federal income tax purposes the difference between federal tax cost and book cost primarily relates to wash sales, callable bonds and perpetual bonds. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at December 31, 2022, were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Depreciation
Penn Mutual AM Strategic Income Fund	$118,079,462	$86,521	$(10,109,414)	$(10,022,893)
Penn Mutual AM 1847 Income Fund	39,585,299	1,016,289	(2,411,461)	(1,395,172)

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

Asset-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) - Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, a Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as “pass-through certificates” rather than as debt securities because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and a Fund, as a security holder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Fund to sell or realize profits on those securities at favorable times or for favorable prices.

Below Investment Grade Fixed-Income Securities (Junk Bonds) Risk (Strategic Income Fund and 1847 Income Fund) — Below investment grade fixed-income securities (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds is even greater because the prospect for

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk (Strategic Income Fund) — CDO and CLO securities are non-recourse obligations of their issuer payable solely from the related underlying collateral or its proceeds. Therefore, as a holder of CDOs and CLOs, a Fund must rely only on distributions on the underlying collateral or related proceeds for payment. If distributions on the underlying collateral are insufficient to make payments on the CDO or CLO securities, no other assets will be available for payment of the deficiency. As a result, the amount and timing of interest and principal payments in respect of CDO and CLO securities will depend on the performance and characteristics of the related underlying collateral.

Recent legislation, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on CDOs and CLOs that may be owned by a Fund is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of CDOs and CLOs and ultimately adversely impact the holders (including the Fund) of those types of securities.

Corporate Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — Corporate fixed-income securities are fixed-income securities issued by public and private businesses. Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed-income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Strategic Income Fund and 1847 Income Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations.

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Fixed-income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer’s creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. These securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Derivatives Risk (Strategic Income Fund) — Derivatives are instruments that derive their value from an underlying security, financial asset, or an index. Examples of derivative instruments include futures contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which these derivative instruments relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund’s performance. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed-income securities.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives

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transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, may limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets.

Downgrade Risk (Strategic Income Fund and 1847 Income Fund) — The risk that securities are subsequently downgraded in the event that rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these securities may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

Duration Risk (Strategic Income Fund and 1847 Income Fund) — Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed-income security has a five-year duration, the security will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed-income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed-income securities in which a portfolio may invest are more volatile than shorter-term fixed-income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Risk (1847 Income Fund) — Equity securities include common and preferred stocks, convertible securities, rights and warrants, as well as depositary receipts. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest

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rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s NAV to fluctuate.

Extension Risk (Strategic Income Fund and 1847 Income Fund) — Investments in fixed-income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed-income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility.

Fixed-Income Securities Risk (Strategic Income Fund and 1847 Income Fund) — The prices of a Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. Fixed-income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed-income markets, and result in a decline in the value of the fixed-income investments held by a Fund. These risks may be heightened in a low interest rate environment. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed-income markets.

Futures Contracts Risk (Strategic Income Fund) — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

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Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out their futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its carrying firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Interest Rate Risk (Strategic Income Fund and 1847 Income Fund) — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. An historically-low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk (Strategic Income Fund and 1847 Income Fund) — Investment style risk is the risk that a Fund’s investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Large Capitalization Companies Risk (1847 Income Fund) — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology

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and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Strategic Income Fund) — Certain Fund transactions, such as derivatives, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

LIBOR Replacement Risk (Strategic Income Fund and 1847 Income Fund) — The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and is expected to cease for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk (Strategic Income Fund and 1847 Income Fund) — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the

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issuer. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market Risk (Strategic Income Fund and 1847 Income Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s net asset value (“NAV”) per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

Mortgage-Backed Securities Risk (Strategic Income Fund and 1847 Income Fund) — Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by a Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as Ginnie Mae, which are backed by the “full faith and credit” of the United States, (ii) securities issued by Fannie Mae and Freddie Mac, which are not backed by the “full faith and credit” of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as “private-label RMBS”) issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee, and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans

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secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to a Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to a Fund and affect its share price.

A Fund may invest in mortgage-backed securities in the form of debt or in the form of “pass-through” certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by a Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by a Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed-income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to a Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect a Fund’s actual yield to maturity, even if the average rate of principal payments is consistent with the Fund’s expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by a Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of

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mortgage loans that are modified is larger than that anticipated by a Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Municipal Securities Risk (Strategic Income Fund and 1847 Income Fund) — Municipal securities, like other fixed-income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value.

Longer-term securities generally respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund’s holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by a Fund. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund’s securities.

Portfolio Turnover Risk (Strategic Income Fund) — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Preferred Stocks Risk (Strategic Income Fund and 1847 Income Fund) — Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed-income features, preferred stocks provide higher income potential than issuers’ common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

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Prepayment Risk (Strategic Income Fund and 1847 Income Fund) — Fund investments in fixed-income securities are subject to prepayment risk. In a declining interest rate environment, fixed-income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Privately Issued Securities Risk (1847 Income Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. In certain cases, privately placed securities may need to be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts, the Fund’s privately placed securities are subject to the risk that the securities’ fair value prices may differ from the actual prices that the Fund may ultimately realize upon their sale or disposition. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Small and Medium Capitalization Companies Risk (1847 Income Fund) — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements Risk (Strategic Income Fund) — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk, and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap

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agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes). P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market.

A credit default swap enables the Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If the Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index; or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index; or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act, which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the over-the-counter (OTC) derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the Commodity Futures Trading Commission (“CFTC”), not all of which has been proposed or finalized as of the date of this Prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Fund.

Unrated Securities Risk (1847 Income Fund) — Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

U.S. Government Securities Risk (Strategic Income Fund and 1847 Income Fund) — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the

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U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Valuation Risk (1847 Income Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

10. Other:

At December 31, 2022, the percentage of total shares outstanding held by shareholders owning 10% or greater for the Funds, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of	%
	Shareholders	Ownership
Penn Mutual AM Strategic Income Fund - I Shares	2	99%
Penn Mutual AM 1847 Income Fund - I Shares	1	93%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Subsequent Events:

There was a change in Penn Mutual AM Strategic Income Fund’s benchmark, effective January 1, 2023, from the ICE BofA 3-Month USD LIBOR Index (which LIBOR Index will be discontinued beginning on or around June 30, 2023 in connection with the discontinuation of the London Interbank Offered Rate) to the ICE BofA 3-Month U.S. Treasury Bill Index.

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, except as noted above, no additional disclosures and/ or adjustments were required to the financial statements as of December 31, 2022.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund (two of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 1, 2023

We have served as the auditor of one or more investment companies in Penn Mutual Asset Management, LLC since 2018.

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THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Position with Trust and Length of Time

Name and Year of Birth	Served[1]	Principal Occupations in the Past Five Years

INTERESTED TRUSTEES[3,4]

William M. Doran (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]

Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

Nichelle Maynard-Elliott (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

may be an “interested” person of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-514-7557. The following chart lists Trustees and Officers as of December 31, 2022.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, J.P. Morgan Funds (171 Portfolios) and Symmetry Panoramic Trust (16 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director of Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Name and	Position with Trust and Length of Time
Year of Birth	Served[1]	Principal Occupations in the Past Five Years

INDEPENDENT TRUSTEES (continued) [3]

Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.

Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.

James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

Current Directorships: Trustee of Gallery Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Position(s) with Trust and Length of
Name and Year of Birth	Time Served	Principal Occupation in the Past Five Years[1]

OFFICERS (continued)[3]

Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.

Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Position(s) with Trust and Length of
Name and Year of Birth	Time Served	Principal Occupation in the Past Five Years[1]

OFFICERS (continued) [3]

Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)	Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.

Bridget E. Sudall (Born: 1980)	Privacy Officer (from 2015 – June 2022 and since November 2022) Anti-Money Laundering Officer (from 2015 – June 2022 and since November 2022)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 65 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022
(Unaudited)

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III

Other Directorships Held in the Past Five Years[2]

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from July 1, 2022 to December 31, 2022.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL FUNDS
DECEMBER 31, 2022

DISCLOSURE OF FUND EXPENSES -CONCLUDED

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending
	Account	Account	Annualized	Expenses
	Value	Value	Expense	Paid During
	7/01/22	12/31/22	Ratios	Period*
Penn Mutual AM Strategic Income Fund

Actual Fund Return
I Shares	$1,000.00	$1,012.50	0.78%	$3.96

Hypothetical 5% Return
I Shares	1,000.00	1,021.27	0.78	3.97
Penn Mutual AM 1847 Income Fund

Actual Fund Return
I Shares	$1,000.00	$1,027.80	0.65%	$3.32

Hypothetical 5% Return
I Shares	1,000.00	1,021.93	0.65	3.31

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.

THE ADVISORS’ INNER CIRCLE FUND III	PENN MUTUAL AM
DECEMBER 31, 2022

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have a December 31, 2022 tax year end, this notice is for informational purposes only. For shareholders with a December 31, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended December 31, 2022, the Fund is designating the following items with regard to distributions paid during the year.

				Qualifying
				for
				Corporate
	Long-Term	Ordinary		Dividends	Qualifying	U.S.	Interest	Short-Term		Qualifying
Return of	Capital Gain	Income		Received	Dividend	Government	Related	Capital Gain	Foreign Tax	Business
Capital	Distributions	Distributions	Total	Deduction (1)	Income (2)	Interest (3)	Dividends (4)	Dividends (5)	Credit (6)	Income (7)
Penn Mutual AM Strategic Income Fund
0.00%	22.07%	77.93%	100.00%	2.42%	2.47%	3.70%	68.33%	100.00%	0.00%	0.00%
Penn Mutual AM 1847 Income Fund
0.00%	0.00%	100.00%	100.00%	25.05%	33.44%	0.28%	72.41%	0.00%	0.00%	0.12%

1.

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

6.

The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended December 31, 2022. Your allocable share of the foreign tax credit will be reported on form 1099-DIV.

7.	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2022. Complete information will be computed and reported with your 2022 Form 1099-DIV.

NOTES

Penn Mutual AM Strategic Income Fund

Penn Mutual AM 1847 Income Fund

P.O. Box 219009

Kansas City, MO 64121

1-877-PMA-MLLC

(877-762-6552)

Investment Adviser:

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, Pennsylvania 19044

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the

Fund described.

PNN-AR-001-0500

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$682,615	None	None	$704,515	None	$11,990
(b)	Audit- Related Fees	None	None	None	$4,000	None	None
(c)	Tax Fees	$101,900(3)	None	$112,623(2)	None	None	$90,000(2)
(d)	All Other Fees	None	None	$5,301	None	None	$1,473

Fees billed by BBD LLP (“BBD”) relate to the Trust.

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$88,500	None	None	$87,000	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE December 31, 2022			FYE December 31, 2021
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$277,908	None	None	$51,220	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval;

(2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)   Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (PwC):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)   Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (BBD):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2)   Percentage of fees billed applicable to non-audit services pursuant to (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, waiver of pre-approval requirement were as follows (E&Y):

	FYE December 31, 2022	FYE December 31, 2021
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f)         Not applicable.

(g)         The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $117,924 and $91,473 for 2022 and 2021, respectively.

(g)         The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2022 and 2021, respectively.

(g)         The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended December 31st were $0 and $0 for 2022 and 2021, respectively.

(h)         During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)         Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)         Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act, as amended (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)
/s/ Michael Beattie
Michael Beattie
President
Date: March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: March 10, 2023

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Treasurer, Controller, and CFO
Date: March 10, 2023